UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022 (May 19, 2022)

DYNAMICS SPECIAL PURPOSE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40440	86-2437900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2875 El Camino Real

Redwood City, CA 94061

(Address of principal executive offices)

(408) 212-0200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DYNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to the Business Combination Agreement

On May 19, 2022, Dynamics Special Purpose Corp., a Delaware corporation (the “Company”), entered into Amendment No. 2 (“Amendment No. 2”) to the Business Combination Agreement (as amended on February 12, 2022 by Amendment No. 1 to Business Combination Agreement, and by Amendment No. 2, and as it may be amended and/or restated from time to time, the “Business Combination Agreement”), dated December 19, 2021, by and among the Company, Explore Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Senti Biosciences, Inc., a Delaware corporation (“Senti”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Amendment No. 2 amends the Business Combination Agreement to reflect the entry by the Company and Senti into a subscription agreement (the “Note Subscription Agreement”) with Bayer HealthCare LLC (the “Note Investor”), the details of which are described below.

Other than as amended pursuant to Amendment No. 2, the Business Combination Agreement remains in full force and effect. The foregoing descriptions of Amendment No. 2 and the Business Combination Agreement do not purport to be complete and are qualified in their entirety by reference to, respectively, the full text of Amendment No. 2, which is Exhibit 2.1 hereto, and of the Business Combination Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on December 20, 2021, and is incorporated herein by reference.

Note Subscription Agreement and Note Issuance

On May 19, 2022, in connection with the proposed Merger, the Company and Senti entered into the Note Subscription Agreement with the Note Investor, pursuant to which, among other things, (a) the Note Investor purchased from Senti, and Senti issued to the Note Investor, an unsecured, convertible promissory note (the “Note”) in the aggregate principal amount of $5,175,000 for a purchase price of $5,175,000, and (b) the Company agreed to issue to the Note Investor, upon the automatic cancellation and exchange of the Note on the Closing Date of the Merger, such number of shares of Class A Common Stock as determined in accordance with, and on and subject to the terms and conditions set forth in, the Note and the Note Subscription Agreement, at a conversion price of $10.00 per share (the “Note Financing”). The shares of Class A Common Stock will have the same registration rights as the shares issued in the PIPE Financing, and this financing shall count towards the minimum cash condition under the Business Combination Agreement as incremental equity financing.

In connection with the Note Subscription Agreement, on May 19, 2022, Senti issued the Note with a principal amount of $5,175,000 and a maturity date 24 months from such date. Interest will accrue on the Note at 3.0% per annum until the outstanding principal amount is paid in full, cancelled or converted in accordance with the terms of the Note. Upon cancellation and exchange of the outstanding principal amount of the Note into shares of Class A Common Stock at Closing, then all accrued interest at the time of the Closing shall immediately and automatically be cancelled and forgiven by the Note Investor.

The foregoing descriptions of the Note Subscription Agreement and the Note are qualified in their entirety by the full text of the Note Subscription Agreement and the Note, copies of which are filed as Exhibit 10.1 and 10.2 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On May 24, 2022, Senti issued a press release announcing entry into the Note Financing. A copy of the press release is furnished as Exhibit 99.1 hereto.

The foregoing information, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Forward-Looking Statements

This Current Report contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Current Report, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this Current Report (including in documents incorporated into this Current Report by reference) may include, but are not limited to, statements regarding the proposed Merger, including the timing and structure of the Merger, the proceeds of the Merger, the initial market capitalization of the combined company following the Closing and the benefits of the Merger, the conversion and/or cancellation and exchange of the Note pursuant to its terms, as well as statements about the potential attributes and benefits of Senti’s product candidates and the format and timing of Senti’s product development activities and clinical trials. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the Merger due to the failure to obtain approval from the Company’s stockholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Merger, the outcome of any legal proceedings that may be instituted against the Company or Senti following announcement of the proposed Merger and related transactions, the impact of COVID-19 on Senti’s business and/or the ability of the parties to complete the Merger, the ability to obtain or maintain the listing of the Company’s Class A Common Stock on Nasdaq following the proposed Merger, costs related to the proposed Merger, changes in applicable laws or regulations, the possibility that the Company or Senti may be adversely affected by other economic, business, and/or competitive factors and other risks and uncertainties, including those included under the heading “Risk Factors” in the registration statement on Form S-4 (the “Registration Statement”) filed by the Company with the SEC on February 14, 2022, as amended on April 1, 2022, April 22, 2022, and May 10, 2022, the proxy statement on Form DEFM 14A filed by the Company with the SEC on May 13, 2022 and those included under the heading “Risk Factors” in the final prospectus of the Company related to its initial public offering. Most of these factors are outside the Company’s and Senti’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. The forward-looking statements in this Current Report represent our views as of the date of this Current Report. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report.

Additional Information About the Proposed Merger and Where To Find It

In connection with the proposed Merger, the Company filed the Registration Statement with the SEC on February 14, 2022, as amended on April 1, 2022, April 22, 2022, and May 10, 2022. The Registration Statement was declared effective as of May 13, 2022 and includes a definitive proxy statement / prospectus that was mailed to the Company’s shareholders. The Registration Statement, including the proxy statement / prospectus contained therein, contains important information about the Company, Senti and the proposed Merger and the other matters to be voted upon at a meeting of the Company’s shareholders to be held to approve the proposed Merger and other matters, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Shareholders of the Company may obtain a copy of the definitive proxy statement / prospectus, as well as other documents filed with the SEC regarding the proposed Merger and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 2875 El Camino Real, Redwood City, CA 94061.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

The Company and Senti, and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s shareholders in connection with the proposed Merger. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s shareholders in connection with the proposed Merger are set forth in the Company’s proxy statement / prospectus in the Registration Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement / prospectus. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 2 to Business Combination Agreement, dated as of May 19, 2022, by and among Dynamics Special Purpose Corp., Explore Merger Sub, Inc., and Senti Biosciences, Inc.

10.1	Note Subscription Agreement by and among Senti, the Company and Bayer HealthCare LLC, dated as of May 19, 2022

10.2	Convertible Promissory Note by and between Senti, the Company and Bayer HealthCare LLC, dated as of May 19, 2022

99.1	Press Release, dated as of May 24, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2022

DYNAMICS SPECIAL PURPOSE CORP.

By:	/s/ Mostafa Ronaghi
Name:	Mostafa Ronaghi
Title:	Chief Executive Officer